NATIONWIDE VARIABLE INSURANCE TRUST
NVIT BNY Mellon Core Plus Bond Fund

Supplement dated February 28, 2024
to the Summary Prospectus dated May 1, 2023

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, the table under the section entitled “Portfolio Managers” on page 5 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service
Brendan Murphy, CFA	Head of Core Fixed Income, North America	Since 2024
Scott Zaleski, CFA	Head of US Multi Sector Fixed Income	Since 2024
James DiChiaro	Senior Portfolio Manager	Since 2022

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